UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 16, 2003

Date of Report (Date of earliest event reported)

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	0-6612 (Commission File Number)	37-0889946 (I.R.S. Employer Identification No.)

9025 North Lindberg Drive

Peoria, Illinois  61615

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Item 7.     Financial Statements and Exhibits

(c)           Exhibits.

This exhibit is furnished pursuant to Item 9 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit
99.1	Press Release, dated July 16, 2003 (furnished pursuant to Item 9).

Item 9.     Information Provided Under Item 12 (Results of Operations and Financial Condition)

       On July 16, 2003, RLI Corp. announced its results of operations for the second quarter of 2003. Furnished as Exhibit 99.1 and incorporated herein by reference is a press release by RLI Corp. announcing its second quarter results.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RLI CORP.

	By:	/s/ JOSEPH E. DONDANVILLE
Date: July 16, 2003	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated July 16, 2003 (furnished pursuant to Item 9).